QuickLinks -- Click here to rapidly navigate through this document

EXHIBIT 10.5(6)

FOURTH AMENDMENT TO THE
AMENDED AND RESTATED DEVELOPMENT AGREEMENT
BY AND AMONG
THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION
OF THE CITY OF DETROIT AND
MGM GRAND DETROIT, LLC

        THIS FOURTH AMENDMENT (the "Fourth Amendment") to that certain Amended and Restated Development Agreement, dated as of April 9, 1998, as amended the First Amendment dated June 25, 1998, Second Amendment dated December, 1999, and by the Third Amendment dated November 30, 2000, by and among the City of Detroit (the "City"), The Economic Development Corporation of the City of Detroit ("EDC") and MGM Grand Detroit, LLC, a Delaware limited liability company ("Developer") for the City of Detroit Waterfront Reclamation and Casino Development Project (the "Development Agreement") is made on this    day of November 2001 by and among the City, EDC and the Developer.

        WHEREAS, the City, EDC and Developer have previously entered into the Development Agreement; and

        WHEREAS, it is the desire of the parties to enter into this Fourth Amendment to amend certain provisions of the Development Agreement.

        NOW, THEREFORE, in consideration of the foregoing premises and the covenants herein contained, the parties agree as follows:

1.
All capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Development Agreement.

2.
Section 2.4(d) of the Development Agreement is hereby amended by deleting the reference to "December 31, 2001" in such section and substituting in its place "March 31, 2002."

3.
Except as amended by this Fourth Amendment, the Development Agreement is reaffirmed in all respects and shall remain in full force and effect.

4.
This Fourth Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following have been accomplished: this Fourth Amendment has been executed by all parties hereto and the City Council has duly approved the last of the following: (i) this Fourth Amendment; and (ii) a fourth amendment to the amended and restated development agreements of each of the Other Land-Based Casino Developers containing substantially the same terms and conditions as set forth in this Fourth Amendment.

5.
This Fourth Amendment may be executed in counterparts, each of which shall be deemed to be an original document and together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have set their hands and had their seals affixed on the dates set forth after their respective signatures.

CITY OF DETROIT, a municipal corporation
By:	/s/ DENNIS W. ARCHER
Its:	Mayor
THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT, a Michigan public body corporate
By:	/s/ ART PAPAPANOS
Its:	Authorized Agent
By:	/s/ C. BETH DUNCOMBE
Its:	Authorized Agent
MGM GRAND DETROIT, LLC a Delaware limited liability company
By:	/s/ JOHN T. REDMOND
Its:	Chairman

QuickLinks

  EXHIBIT 10.5(6)
FOURTH AMENDMENT TO THE AMENDED AND RESTATED DEVELOPMENT AGREEMENT BY AND AMONG THE CITY OF DETROIT, THE ECONOMIC DEVELOPMENT CORPORATION OF THE CITY OF DETROIT AND MGM GRAND DETROIT, LLC